Exhibit 10.1

FORM OF FIRST AMENDMENT TO SECURED PROMISSORY NOTE

THIS FIRST AMENDMENT TO SECURED PROMISSORY NOTE (the “Agreement”) is made as of the date first written above between General Cannabis Corporation, a Colorado corporation (the “Borrower”) and ___________ (the “Noteholder”).

RECITALS:

WHEREAS, the Borrower, the Noteholder and certain other purchasers entered into a Promissory Note and Warrant Purchase Agreement, dated as of April 18, 2018;

WHEREAS, the Noteholder is the owner and holder of and the Borrower is the current obligor under, a  Secured Promissory Note, dated in April 2018 (the “Note”), which is secured by, among other things, a Security Agreement, dated in April 2018, by and between the Borrower and the Noteholder; and

NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained, the Borrower and Noteholder hereby agree as follows:

1.

In Section 1 of the Note, the term “Maturity Date” is hereby amended to mean June 1, 2019, and all references in the Note to the term “Maturity Date” shall hereafter be so amended.

2.

Except as modified hereby, the Note remains unchanged and in full force and effect.

3.

This Agreement shall be governed by the laws of the State of Colorado.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument and be binding upon all parties hereto as if all had signed but one counterpart.  The terms and provisions hereof shall be binding upon the Borrower and the successors and assigns of the Borrower and shall inure to the benefit of the Noteholder and its respective successors and assigns.  The Noteholder and the Borrower shall execute such further documents and instruments that may be required to give full force and effect to this Agreement.

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IN WITNESS HEREOF, the Borrower and the Noteholder have executed this First Amendment to Secured Promissory Note as of the date first set forth above.

GENERAL CANNABIS CORPORATION:

By:
Name:
Title:

By:
Name:
Title: